Exhibit 23



Consent of Independent Public Accountants



As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 11- K, into the Company's previously filed Registration Statement File No. 333-55747.


                                                 /s/ Arthur Andersen LLP
                                                 -------------------------
                                                     Arthur Andersen LLP






Dallas, Texas,
    June 22, 2001